                                                                    EXHIBIT 99.3


CASE NAME:        KEVCO HOLDING, INC.                              ACCRUAL BASIS

CASE NUMBER:      401-40785-BJH-11

JUDGE:            BARBARA J. HOUSER


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JULY 31, 2002
                                         -------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ WILFORD W. SIMPSON                                           TREASURER
----------------------------------------                  ---------------------
Original Signature of Responsible Party                           Title

WILFORD W. SIMPSON                                            AUGUST 23, 2002
----------------------------------------                  ---------------------
Printed Name of Responsible Party                                  Date


PREPARER:

/s/ DENNIS S. FAULKNER                                    ACCOUNTANT FOR DEBTOR
----------------------------------------                  ---------------------
Original Signature of Preparer                                   Title

DENNIS S. FAULKNER                                           AUGUST 23, 2002
----------------------------------------                  ---------------------
Printed Name of Preparer                                          Date

CASE NAME:        KEVCO HOLDING, INC.                         ACCRUAL BASIS - 1

CASE NUMBER:      401-40785-BJH-11

COMPARATIVE BALANCE SHEET


                                                          SCHEDULED                MONTH
ASSETS                                                     AMOUNT                  JUL-02              MONTH          MONTH
------                                                   -----------             ----------            -----          -----
1.      Unrestricted Cash                                        232                      0
2.      Restricted Cash
3.      Total Cash                                               232                      0
4.      Accounts Receivable (Net)
5.      Inventory
6.      Notes Receivable
7.      Prepaid Expenses
8.      Other (Attach List)                                        0                      0
9.      Total Current Assets                                     232                      0
10.     Property, Plant & Equipment
11.     Less: Accumulated Depreciation/Depletion
12.     Net Property, Plant & Equipment                            0                      0
13.     Due From Insiders
14.     Other Assets - Net of Amortization                95,356,800                      0
15.     Other (Attach List)                               14,496,631             14,496,631
16.     Total Assets                                     109,853,663             14,496,631

POST PETITION LIABILITIES

17.     Accounts Payable
18.     Taxes Payable
19.     Notes Payable
20.     Professional Fees
21.     Secured Debt
22.     Other (Attach List)                                                               0
23.     Total Post Petition Liabilities                                                   0

PRE PETITION LIABILITIES

24.     Secured Debt (FOOTNOTE)                           75,885,064             13,945,516
25.     Priority Debt
26.     Unsecured Debt
27.     Other (Attach List)                              328,039,345            321,188,722
28.     Total Pre Petition Liabilities                   403,924,409            335,134,238
29.     Total Liabilities                                403,924,409            335,134,238

EQUITY

30.     Pre Petition Owners' Equity                                            (294,070,746)
31.     Post Petition Cumulative Profit Or (Loss)                               (88,505,859)
32.     Direct Charges To Equity (FOOTNOTE)                                      61,938,998
33.     Total Equity                                                           (320,637,607)
34.     Total Liabilities and Equity                                             14,496,631

This form _x_ does ___ does not have related footnotes on Footnotes Supplement.

CASE NAME:            KEVCO HOLDING, INC.                         SUPPLEMENT TO

CASE NUMBER:          401-40785-BJH-11                        ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET


                                                          SCHEDULED              MONTH
ASSETS                                                      AMOUNT              JUL-02               MONTH           MONTH
------                                                      ------              ------               -----           -----
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 8                                       0                    0

A.     Goodwill: SSS                                       6,097,280
B.     Goodwill: Bowen                                    13,569,437
C.     Goodwill: BTE                                       1,657,846
D.     Goodwill: Shelter                                  74,032,237
E.
TOTAL OTHER ASSETS NET OF AMORTIZATION -  LINE 14         95,356,800                    0

A.     Investment in Subsidiaries                         14,496,631           14,496,631
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                             14,496,631           14,496,631
POST PETITION LIABILITIES

A.
B.
C.
D.
E.
TOTAL OTHER POST PETITION LIABILITIES -  LINE 22                                        0
PRE PETITION LIABILITIES

A.     Interco. Payables (FOOTNOTE)                      199,539,345          192,688,722
B.     10 3/8% Senior Sub. Notes                         105,000,000          105,000,000
C.     Sr. Sub. Exchangeable Notes                        23,500,000           23,500,000
D.
E.

TOTAL OTHER PRE PETITION LIABILITIES -  LINE 27          328,039,345          321,188,722

CASE NAME:          KEVCO HOLDING, INC.                       ACCRUAL BASIS - 2

CASE NUMBER:        401-40785-BJH-11

INCOME STATEMENT


                                                             MONTH                                                   QUARTER
REVENUES                                                     JUL-02             MONTH              MONTH              TOTAL
--------                                                     ------             -----              -----              -----
1.   Gross Revenues                                                                                                     0
2.   Less: Returns & Discounts                                                                                          0
3.   Net Revenue                                               0                                                        0

COST OF GOODS SOLD

4.   Material                                                                                                           0
5.   Direct Labor                                                                                                       0
6.   Direct Overhead                                                                                                    0
7.   Total Cost Of Goods Sold                                  0                                                        0
8.   Gross Profit                                              0                                                        0

OPERATING EXPENSES

9.   Officer / Insider Compensation                                                                                     0
10.  Selling & Marketing                                                                                                0
11.  General & Administrative                                                                                           0
12.  Rent & Lease                                                                                                       0
13.  Other (Attach List)                                                                                                0
14.  Total Operating Expenses                                  0                                                        0
15.  Income Before Non-Operating Income & Expense              0                                                        0

OTHER INCOME & EXPENSES

16.  Non-Operating Income (Att List)                           0                                                        0
17.  Non-Operating Expense (Att List)                          0                                                        0
18.  Interest Expense                                                                                                   0
19.  Depreciation / Depletion                                                                                           0
20.  Amortization                                                                                                       0
21.  Other (Attach List)                                       0                                                        0
22.  Net Other Income & Expenses                               0                                                        0

REORGANIZATION EXPENSES

23.  Professional Fees                                                                                                  0
24.  U.S. Trustee Fees                                                                                                  0
25.  Other (Attach List)                                                                                                0
26.  Total Reorganization Expenses                             0                                                        0
27.  Income Tax                                                                                                         0
28.  Net Profit (Loss)                                         0                                                        0

This form __ does _x__ does not have related footnotes on Footnotes Supplement.

CASE NAME:           KEVCO HOLDING, INC.                      ACCRUAL BASIS - 3

CASE NUMBER:         401-40785-BJH-11


CASH RECEIPTS AND                                    MONTH                                                          QUARTER
DISBURSEMENTS                                        JUL-02                  MONTH                MONTH              TOTAL
-------------                                        ------                  -----                -----              -----
1.   Cash - Beginning Of Month                          0                                                              0

RECEIPTS FROM OPERATIONS

2.   Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.   Pre Petition
4.   Post Petition
5.   Total Operating Receipts

NON-OPERATING RECEIPTS

6.   Loans & Advances (Interco. Transfer)
7.   Sale of Assets
8.   Other (Attach List)
9.   Total Non-Operating Receipts                       0                                                              0
10.  Total Receipts                                     0                                                              0
11.  Total Cash Available                               0                                                              0

OPERATING DISBURSEMENTS

12.  Net Payroll
13.  Payroll Taxes Paid
14.  Sales, Use & Other Taxes Paid
15.  Secured / Rental / Leases
16.  Utilities
17.  Insurance
18.  Inventory Purchases
19.  Vehicle Expenses
20.  Travel
21.  Entertainment
22.  Repairs & Maintenance
23.  Supplies
24.  Advertising
25.  Other (Attach List)                                0                                                              0
26.  Total Operating Disbursements                      0                                                              0

REORGANIZATION DISBURSEMENTS

27.  Professional Fees
28.  U.S. Trustee Fees
29.  Other (Attach List)
30.  Total Reorganization Expenses
31.  Total Disbursements                                0                                                              0
32.  Net Cash Flow                                      0                                                              0
33.  Cash - End of Month                                0                                                              0

This form    does  x  does not have related footnotes on Footnotes Supplement.
         ---      ---

CASE NAME:          KEVCO HOLDING, INC.                       ACCRUAL BASIS - 4

CASE NUMBER:        401-40785-BJH-11

                                                       SCHEDULED          MONTH
ACCOUNTS RECEIVABLE AGING                               AMOUNT            JUL-02            MONTH            MONTH
-------------------------                               ------            ------            -----            -----
1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable                             0                0
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                             0                0

AGING OF POST PETITION                                           MONTH: JULY-02
TAXES AND PAYABLES                                                      -------

                                 0 - 30              31 - 60              61 - 90             91 +
TAXES PAYABLE                     DAYS                 DAYS                 DAYS              DAYS              TOTAL
-------------                     ----                 ----                 ----              ----              -----
1.   Federal                                                                                                      0
2.   State                                                                                                        0
3.   Local                                                                                                        0
4.   Other (Attach List)           0                    0                    0                  0                 0
5.   Total Taxes Payable           0                    0                    0                  0                 0
6.   Accounts Payable                                                                                             0

                                                                MONTH:  JULY-02
STATUS OF POST PETITION TAXES                                           -------

                                                                  AMOUNT WITHHELD
                                          BEGINNING TAX               AND/OR                                      ENDING TAX
FEDERAL                                     LIABILITY *               ACCRUED              (AMOUNT PAID)           LIABILITY
-------                                     -----------               -------              -------------           ---------
1.   Withholding **                                                                                                    0
2.   FICA - Employee **                                                                                                0
3.   FICA - Employer **                                                                                                0
4.   Unemployment                                                                                                      0
5.   Income                                                                                                            0
6.   Other (Attach List)                                                                                               0
7.   Total Federal Taxes                        0                        0                       0                     0

STATE AND LOCAL

8.   Withholding                                                                                                       0
9.   Sales                                                                                                             0
10.  Excise                                                                                                            0
11.  Unemployment                                                                                                      0
12.  Real Property                                                                                                     0
13.  Personal Property                                                                                                 0
14.  Other (Attach List)                                                                                               0
15.  Total State And Local                      0                        0                       0                     0
16.  Total Taxes                                0                        0                       0                     0

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:            KEVCO HOLDING, INC.                     ACCRUAL BASIS - 5

CASE NUMBER:          401-40785-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                MONTH:  JULY-02
                                                                        -------

BANK RECONCILIATIONS                         Account # 1             Account # 2
--------------------                         -----------             -----------
A.   BANK:                                                                                 Other Accounts
B.   ACCOUNT NUMBER:                                                                        (Attach List)                 TOTAL
C.   PURPOSE (TYPE):                                                                        -------------                 -----
1.   Balance Per Bank Statement                                                                                             0
2.   Add: Total Deposits Not Credited                                                                                       0
3.   Subtract: Outstanding Checks                                                                                           0
4.   Other Reconciling Items                                                                                                0
5.   Month End Balance Per Books                                                                                            0
6.   Number of Last Check Written

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER               DATE OF PURCHASE       TYPE OF INSTRUMENT        PURCHASE PRICE            CURRENT VALUE
---------------------------               ----------------       ------------------        --------------            -------------
7.

8.

9.

10.  (Attach List)

11.  Total Investments                                                                                                       0

CASH

12.  Currency On Hand                                                                                                        0
13.  Total Cash - End of Month                                                                                               0

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:            KEVCO HOLDING, INC.                     ACCRUAL BASIS - 6

CASE NUMBER:          401-40785-BJH-11
                                                                 MONTH: JULY-02

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS
--------------------------------------------------------------------------------

NAME                                         TYPE OF                   AMOUNT                   TOTAL PAID
                                             PAYMENT                    PAID                     TO DATE
----                                     ---------------             -----------            ------------------
1.
2.
3.
4.
5.      (Attach List)
6.      Total Payments To Insiders                                        0                        0

                                 PROFESSIONALS
--------------------------------------------------------------------------------

                                                 DATE OF                                                                TOTAL
                                               COURT ORDER          AMOUNT            AMOUNT         TOTAL PAID        INCURRED &
NAME                                            AUTHORIZING         PAYMENT            PAID           TO DATE           UNPAID *
----                                          --------------        --------           ----           -------          --------
1.
2.
3.
4.
5. (Attach List)
6. Total Payments To Professionals                                      0                0               0                0

* Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS
--------------------------------------------------------------------------------

                                                                      AMOUNTS                          TOTAL
                                                                       PAID                            UNPAID
                                           SCHEDULED MONTHLY          DURING                           POST
NAME OF CREDITOR                             PAYMENTS DUE              MONTH                          PETITION
----------------                             ------------           ------------                   -------------
1.      Bank of America                                                                             13,945,516
2.
3.
4.
5.      (Attach List)
6.      TOTAL                                    0                        0                         13,945,516

This form ___ does _X_ does not have related footnotes on Footnotes Supplement.

CASE NAME:            KEVCO HOLDING, INC.                     ACCRUAL BASIS - 7

CASE NUMBER:          401-40785-BJH-11
                                                              MONTH:  JULY-02
                                                                      -------
QUESTIONNAIRE

                                                                                                                 YES       NO
                                                                                                                 ---       --
1.     Have any Assets been sold or transferred outside the normal course of business this reporting period?               X

2.     Have any funds been disbursed from any account other than a debtor in possession account?                           X

3.     Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                             X

4.     Have any payments been made on Pre Petition Liabilities this reporting period?                                      X

5.     Have any Post Petition Loans been received by the debtor from any party?                                            X

6.     Are any Post Petition Payroll Taxes past due?                                                                       X

7.     Are any Post Petition State or Federal Income Taxes past due?                                                       X

8.     Are any Post Petition Real Estate Taxes past due?                                                                   X

9.     Are any other Post Petition Taxes past due?                                                                         X

10.    Are any amounts owed to Post Petition creditors delinquent?                                                         X

11.    Have any Pre Petition Taxes been paid during the reporting period?                                                  X

12.    Are any wage payments past due?                                                                                     X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE

                                                                                                           YES             NO
                                                                                                           ---             --
1.     Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?      X

2.     Are all premium payments paid current?                                                               X

3.     Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

KEVCO HOLDING, INC. HAS NO EMPLOYEES; OPERATES AS A HOLDING COMPANY.

                              INSTALLMENT PAYMENTS

TYPE OF POLICY                        CARRIER                 PERIOD COVERED                 PAYMENT AMOUNT & FREQUENCY
--------------                        -------                 --------------                 --------------------------
General Liability                Aon Risk Services             3/1/02-9/1/02                 Semi-Annual        $98,598
D&O Liability                    Great American Ins.       11/1/2001-10/31/2004              Annual             $64,657

This form    does  x   does not have related footnotes on Footnotes Supplement.
          --      ----

CASE NAME:         KEVCO HOLDING, INC.                     FOOTNOTES SUPPLEMENT

CASE NUMBER:       401-40785-BJH-11                        ACCRUAL BASIS

                                                           MONTH:     JULY-02
                                                                   -------------

   ACCRUAL
 BASIS FORM
   NUMBER        LINE NUMBER                   FOOTNOTE / EXPLANATION
 -----------     -----------        -------------------------------------------
1                    24             The direct charges to equity are due to the
1                    32             secured debt reductions pursuant to sales of
                                    Kevco Manufacturing, L.P.'s operating
                                    divisions, the asset sale of the South
                                    Region of Kevco Distribution, as well as
                                    direct cash payments. The secured debt owed
                                    to Bank of America by Kevco, Inc. (Case No.
                                    401-40783-BJH-11) has been guaranteed by all
                                    of its co-debtors (See Footnote 1,27A);
                                    therefore, the secured debt is reflected as
                                    a liability on all of the Kevco entities.
                                    The charge to equity is simply an adjustment
                                    to the balance sheet.

1                    27A            Intercompany payables are to co-debtors
                                    Kevco Management Co. (Case No.
                                    401-40788-BJH-11), Kevco Distribution, LP
                                    (Case No. 401-40789-BJH-11), Kevco
                                    Manufacturing, LP (Case No.
                                    401-40784-BJH-11), DCM Delaware, Inc. (Case
                                    No. 401-40787-BJH-11), Kevco, Inc. (Case No.
                                    401-40783-BJH-11), Kevco GP, Inc. (Case No.
                                    401-40786-BJH-11), and Kevco Components,
                                    Inc. (Case No. 401-40790-BJH-11).